Filed under Rule 497(k)

Registration No.: 333-53589

VALIC COMPANY II

International Opportunities Fund

(the “Fund”)

Supplement dated November 30 2020 to the Fund’s Summary Prospectus dated January 1, 2020, as supplemented and amended to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

In the section entitled “Investment Adviser,” on page 4 of the Summary Prospectus, the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
DIFA
Stephan Maikkula Senior Vice President, Portfolio Manager	2013
Gabriel Wallach Senior Vice President, Portfolio Manager	2016
Joseph Devine Managing Director, Chief Investment Officer - Global Ex-US Equity, Portfolio Manager	2016
MFS
David Antonelli Vice Chairman of MFS	2012
Peter Fruzzetti Investment Officer of MFS	2012
Jose Luis Garcia Investment Officer of MFS	2012
Robert Lau Investment Officer of MFS	2012
Sandeep Mehta Investment Officer at MFS	2020

Capitalized terms used herein but not defined shall have the meanings assigned to them in the

Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.